[GRAPHIC OMITTED]

                               THE ARBITRAGE FUNDS

                         A SERIES OF THE ARBITRAGE FUNDS

                                650 Fifth Avenue
                            New York, New York 10019






                                   PROSPECTUS
                                 OCTOBER 1, 2004









           ALTHOUGH THE FUND IS CLOSED, CURRENT INVESTORS MAY CONTINUE
       TO INVEST IN THE FUND. FOR MORE INFORMATION ON THE CLOSING SEE THE
          SECTION ON "HOW TO PURCHASE FUND SHARES" IN THIS PROSPECTUS.



--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
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


THE ARBITRAGE FUND
The Arbitrage Funds currently offers one fund series to investors--The Arbitrage Fund (the "Fund"). The Fund's investment objective is to achieve capital growth by engaging in merger arbitrage.

The Fund offers two classes of shares, Class R and Class I. The Classes differ only in their ongoing fees and investment eligibility requirements.

This Prospectus has the information about the Fund that you should know before investing. Please read it carefully and keep it with your investment records.


-------------------------------------------------------

ADVISER
Water Island Capital, LLC
650 Fifth Avenue, 6th Floor
New York, New York 10019

-------------------------------------------------------



                                TABLE OF CONTENTS

RISK/RETURN SUMMARY .......................................................   3
FEES AND EXPENSES .........................................................   5
INVESTMENT OBJECTIVE, POLICIES AND RISKS ..................................   6
The ADVISER ...............................................................   9
DISTRIBUTION ARRANGEMENTS .................................................   9
NET ASSET VALUE ...........................................................  10
HOW TO PURCHASE SHARES ....................................................  10
REDEMPTIONS ...............................................................  12
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS ...................................  15
FINANCIAL HIGHLIGHTS ......................................................  16

RISK RETURN SUMMARY
================================================================================
INVESTMENT OBJECTIVE
The Fund seeks to achieve capital growth by engaging in merger arbitrage.


PRINCIPAL INVESTMENT STRATEGIES
In attempting to achieve its objective, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The Adviser uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

PRINCIPAL INVESTMENT RISKS
As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

o MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

o HIGH PORTFOLIO TURNOVER RATE: The Fund's investment strategy may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

o BORROWING RISKS: Because the Fund may borrow money from banks to purchase securities of companies involved in reorganizations, the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. This can cause the price of its shares to be more volatile than if the Fund did not borrow money. Borrowing also increases the Fund's expenses because of the interest the Fund must pay on borrowed money, and any fees the Fund must pay to maintain a line of credit.


o SHORT SALE/PUT AND CALL OPTIONS RISKS: The Fund may engage in various hedging practices, which by definition entail substantial risks. As stated above, the approach the Fund generally will use involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. But if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

o FOREIGN INVESTMENT RISK: The Fund's investments in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

PERFORMANCE SUMMARY
The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

PERFORMANCE OF CLASS R SHARES

[GRAPHIC OMITTED]

                            2001        2002       2003
                            ----        ----       ----
                            8.95%       9.27%     15.18%

During the period shown in the bar chart, the highest return for a quarter was 6.12% during the quarter ended March 31, 2002 and the lowest return for a quarter was -3.06% during the quarter ended September 30, 2001.

The year-to-date return of the Fund's Class R shares through June 30, 2004 is -0.87%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class I shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception dates.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003 The table below shows how the Fund's average annual total returns for Class R shares compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. Returns are shown for Class R shares only and returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      One       Since Inception
                                                      Year     (Sept. 17, 2000)
THE ARBITRAGE  FUND
  Return Before Taxes ..........................     15.18%          10.41%
  Return After Taxes on Distributions ..........     13.73%           9.36%
  Return After Taxes on Distributions
    and Sale of Fund Shares ....................      9.94%           8.32%

STANDARD & POOR'S 500 INDEX* (reflects no
    deduction for fees, expenses, or taxes) ....     28.68%          -6.63%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                           Class R     Class I
                                                           Shares      Shares
                                                           -------     ------
Sales Charge (Load) Imposed on Purchases ..............      None       None
Deferred Sales Charge (Load) ..........................      None       None
Sales Charge (Load) Imposed on Reinvested Dividends ...      None       None
Redemption Fee(1) .....................................        2%*        2%*

* The redemption fee is imposed only on redemptions of shares WITHIN 90 DAYS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                           Class R     Class I
                                                            Shares      Shares
                                                           -------     ------
Management Fees .......................................      1.50%      1.50%
Distribution and/or Service (12b-1) Fees ..............      0.25%      None
Other Expenses ........................................      0.71%      0.77%
  Dividends on Short Positions ....................0.45%          0.45%
  All Remaining Other Expenses ....................0.26%          0.32%
                                                           -------     ------
Total Annual Fund Operating Expenses ..................      2.46%      2.27%
  Less Fee Waivers and Expense Reimbursements(2) ......      0.06%      0.12%
                                                           -------     ------
Net Annual Fund Operating Expenses ....................      2.40%      2.15%
                                                           -------     ------

(1) A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15.

(2) The Adviser has entered into an Expense Waiver and Reimbursement Agreement with the Fund under which the Adviser has agreed, until at least August 31, 2012, to waive its fees and absorb expenses, excluding taxes, interest and dividends on short positions, to the extent that Annual Fund Operating Expenses exceed 1.95% of average daily net assets for Class R shares and 1.70% of average daily net assets for Class I shares. The Adviser can recapture any expenses or fees it has waived or reimbursed within a three-year period subject to the applicable cap of 1.95% for Class R shares and 1.70% for Class I shares.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                               1 Year    3 Years    5 Years    10 Years
                               ----------------------------------------
             Class R Shares    $ 243      $ 748     $ 1,280    $ 2,751
             Class I Shares    $ 218      $ 673     $ 1,154    $ 2,513

INVESTMENT OBJECTIVE, POLICIES AND RISKS
================================================================================
INVESTMENT OBJECTIVE
The Fund seeks to achieve capital growth by engaging in merger arbitrage.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
To achieve its investment objective, the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations (all referred to as "corporate reorganizations"). Equity securities include common and preferred stock.

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough for the Fund to make new investments for its own portfolio. The Adviser expects the Fund's assets to be diversified in various industries; however if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation's return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies.


The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

HEDGING STRATEGIES
The Fund may employ various hedging techniques, such as short selling or engaging in put and call options.

SHORT SALES: The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

PUT AND CALL OPTIONS: The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call , in most instances, will move in conjunction with the price of the underlying security.

---------------------------------------
        PUT AND CALL OPTIONS
            (Definition)
  A short-term contract that gives
 the  purchaser  of  the   option  the
 right to sell (put) or buy (call) the
   underlying security at any time
before the option expires in return
           for a premium.
---------------------------------------

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. Currently, the Adviser does not intend to commit greater than 25% of the Fund's net assets to option strategies.

LEVERAGE THROUGH BORROWING: The Fund may borrow from banks to increase its portfolio holdings of securities on a secured or unsecured basis at fixed or variable interest rates. When borrowing money, the Fund must follow specific guidelines under the Investment Company Act of 1940, which allow the Fund to borrow an amount equal to as much as 50% of the value of its net assets (not including the amount borrowed). The Fund also may borrow money for temporary or emergency purposes, but these borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund's total assets at the time the loan is made.

TEMPORARY INVESTMENTS: The Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, prime commercial paper, and repurchase agreements for the above securities. To the extent the Fund invests in these temporary investments, the Fund will not achieve its investment objective of growth of capital since these instruments bear interest but do not appreciate in value.

INVESTMENT RISKS
The Fund's investment program involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. Some of these risks include:

MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, or involve a longer time frame than originally contemplated, in which case the Fund may lose money. If a transaction takes a longer time to close than the Fund originally anticipated, the Fund may not realize the level of returns desired.

HIGH PORTFOLIO TURNOVER RISKS: The Fund invests a portion of its assets to seek short-term capital appreciation, which increases portfolio turnover and causes increased brokerage commission costs. A high turnover rate exposes you to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies that emphasize long-term investment strategies and thus have a lower turnover rate.

SHORT SALE/PUT AND CALL OPTIONS RISKS: A substantial percentage of the investments made by the Fund will not lend themselves to hedging strategies and, even when available, these strategies may not be successful. For instance, if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include:

o possible imperfect correlation between the price movements of the option and the underlying security,

o    the potential lack of a liquid secondary market at any particular time, and

o    possible price fluctuation limits.

BORROWING RISKS: The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

FOREIGN INVESTMENT RISK. The Fund may invest in foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leverage buyouts, spin-offs, liquidations and other corporate reorganizations. These securities may include securities traded primarily in markets outside the United States. Securities issued by foreign governments and foreign corporations, as well as securities traded principally in markets outside the U.S., are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Although the issuers of foreign securities purchased by the Fund are domiciled primarily in major industrialized countries, political changes, changes in taxation, or currency controls could nevertheless adversely affect the values of these investments. Foreign securities are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar.

PORTFOLIO  HOLDINGS AND DISCLOSURE POLICY
The Fund's top ten portfolio holdings in order of position size are published quarterly, with a 15-day lag, at www.thearbfund.com. Additional information about the Fund's Portfolio Holdings and Disclosure Policy is included within the Fund's Statement of Additional Information.

THE ADVISER
================================================================================
Water Island Capital, LLC ("the Adviser"), 650 Fifth Avenue, 6th Floor, New York, New York 10019, a registered investment adviser, is the Fund's investment adviser. Subject to the authority of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. The fee the Adviser charges the Fund is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing a portfolio of merger arbitrage investments. The Fund pays the Adviser an annual advisory fee equal to 1.50% of the Fund's average daily net assets.

The Adviser has signed an Expense Waiver and Reimbursement Agreement, which requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual operating expenses of the Fund, exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed the annual rate of 1.95% of the Fund's average daily net assets allocable to Class R Shares and 1.70% of the Fund's average daily net assets allocable to Class I shares. The Agreement expires on August 31, 2012. The Agreement permits the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing the Fund's total annual operating expenses to exceed the applicable expense cap.

John S. Orrico, CFA is the portfolio manager for the Fund. Mr. Orrico serves as President of the Adviser and also serves as the President and a Trustee of the Fund. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a Bachelors degree from Georgetown University in 1982--with a double major in Finance and International Management. He became a Chartered Financial Analyst in 1988.

DISTRIBUTION ARRANGEMENTS
================================================================================
DISTRIBUTOR
Ultimus Fund Distributors, LLC serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

DISTRIBUTION  PLAN
The Fund has adopted a Rule 12b-1 plan for Class R shares, which allows the Fund to pay distribution fees for the sale and distribution of Class R shares. The maximum level of distribution expenses is 0.25% per year of the Fund's average daily net assets allocable to Class R shares. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Class R shares and may cost you more than paying other types of sales charges.

NET ASSET VALUE
================================================================================
The net asset value per share of each Class of shares of the Fund will be determined on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.

The Fund generally values portfolio securities at market value. If market quotations are not available or reliable, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange

HOW TO PURCHASE SHARES
================================================================================
CLOSING OF THE FUND

The Fund's Class R shares (ARBFX) closed to new investors on January 30, 2004. The Fund's Class I shares (ARBNX) closed to new investors on February 27, 2004.

Shareholders in either class of shares at the time of their respective close date are permitted to continue to make additional investments in a current, established account in the Fund. These shareholders will be permitted as well to reinvest their dividends and capital gains distributions in additional shares of Fund.

Listed below are the criteria for opening a new account after the respective closings:

o You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of the Fund.

o You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund.

o You are a client of a financial advisor, planner or financial intermediary who had client assets invested in the Fund as of the date on which the Fund closed.

An employee benefit plan that is a shareholder in the Fund may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

The Fund reserves the right to re-open the Fund or to modify the extent to which future sales of shares are limited.

CHOOSING A SHARE CLASS
The Fund offers two classes of shares, Class R and Class I. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Class R shares are subject to an annual 12b-1 fee of up to ..25% of the Fund's average daily net assets allocable to Class R shares, whereas Class I shares are not subject to any 12b-1 fees.

Class I shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Class I shares.

If you qualify as a purchaser of Class I shares, but your account is invested in Class R shares, you may convert your Class R shares to Class I shares based on the relative net asset values of the two Classes on the conversion date.

MINIMUM INVESTMENT AMOUNTS
CLASS R SHARES -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments.

CLASS I SHARES -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments.

Shares of the Fund are offered on a continuous basis. The Fund reserves the right, in its sole discretion, to reject any application to purchase shares. Purchase orders will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check, together with the name(s) on the account and the account number, to the above address. You should make all checks payable to "The Arbitrage Fund."

----------------------------------------------------
GOOD ORDER:
When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes: o the dollar amount of shares to be purchased o the name(s) on the account and the account number o check payable to The Arbitrage Fund
----------------------------------------------------

NOTE: You will be charged a $25.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned for insufficient funds.

WHEN ORDERS ARE  PROCESSED
All shares will be purchased at the net asset value per share next determined after the Fund receives your purchase request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

PURCHASE BY MAIL
You may purchase shares of the Fund by sending your request to the Transfer Agent at one of the following addresses:

         REGULAR MAIL                         EXPRESS/OVERNIGHT MAIL
         The Arbitrage Fund                   The Arbitrage Fund
         c/o Ultimus Fund Solutions, LLC      c/o Ultimus Fund Solutions, LLC
         P.O. Box 46707                       225 Pictoria Drive, Suite 450
         Cincinnati, Ohio 45246-0707          Cincinnati, Ohio 45246

PURCHASE THROUGH BROKERS
You may use your broker, dealer, financial institution or other servicing agent to purchase shares of the Fund if the servicing agent has an agreement with the Fund's distributor. Please note that such agents may charge additional fees for their services. Depending on your servicing agent's arrangements with the Fund, you may qualify to purchase Class I shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class" above for more information or contact your servicing agent. You should also note that your servicing agent may become record shareholders of the Fund requiring all purchase and redemption requests to be sent through them. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

PURCHASE BY WIRE
If you wish to wire money to invest in the Fund, please call the Fund at 1-800-295-4485 to notify the Fund that a wire transfer is coming. You may use the following instructions:

    US Bank
    ABA #:  042000013
    For credit to:  The Arbitrage Fund
    Account #:  19945-8035
    For further credit to:  [shareholder's name and account #]

AUTOMATIC INVESTMENT PLAN
You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.
After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-800-295-4485 for more information about the Fund's Automatic Investment Plan.

RETIREMENT PLANS
You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

REDEMPTIONS
WRITTEN REDEMPTION REQUESTS
You will be entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

         REGULAR MAIL                       EXPRESS/OVERNIGHT MAIL
         The Arbitrage Fund                 The Arbitrage Fund
         c/o Ultimus Fund Solutions, LLC    c/o Ultimus Fund Solutions, LLC
         P.O. Box 46707                     225 Pictoria Drive, Suite 450
         Cincinnati, Ohio 45246-0707        Cincinnati, Ohio 45246

REDEEMING BY TELEPHONE
You may redeem shares having a value of $25,000 or less by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you unless you have instructed the Fund to remove this privilege from your account.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE  REDEMPTIONS
If you request your redemption proceeds to be sent by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

REDEMPTION FEE
The Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed on any redemption of shares within 90 days of the date of purchase. The Fund does not impose a redemption fee on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, the Fund assumes that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

SYSTEMATIC  WITHDRAWAL  PLAN
If an account has a current value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please contact the Fund at 1-800-295-4485.

WHEN REDEMPTIONS ARE SENT
Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

GOOD ORDER
Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

o The request should indicate the number of shares or dollar amount to be redeemed;
o The request must identify the name(s) on your account and your account number;
o The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
o If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $25,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor.

WHEN YOU NEED  SIGNATURE  GUARANTEES
If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. In addition, a signature guarantee is required if:

o you request a redemption to be made payable to a person not on record with the Fund;

o you request that a redemption be mailed to an address other than that on record with the Fund; or

o the shares to be redeemed over any 30-day period have a value of greater than $25,000.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

RETIREMENT PLANS
If you are redeeming shares from an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

REDEEMING THROUGH BROKERS
If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

LOW BALANCES
If at any time your account balance falls below $1,000 for Class R shares or $50,000 for Class I shares, the Fund may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account.

FREQUENT TRADING POLICIES
Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Fund's Board of Trustees discourages frequent purchases and redemptions of Fund shares by:

1) Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares; and
2) Imposing a 2% redemption fee on redemptions that occur within 90 days of the share purchase.

The redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third party administrators. The Fund relies on intermediaries to determine when a redemption occurs within 90 days of a purchase. The right to reject an order applies to any order, including an order placed from an omnibus account. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
================================================================================

The Fund intends to qualify as a regulated investment company for federal income tax purposes and, as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains in December. Distributions will be reinvested in shares of the Fund unless you elect to receive cash. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund requires you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 28% of any distribution and redemption proceeds. The Fund reserves the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended May 31, 2004, 2003 and 2002 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the period ended May 31, 2001 was audited by other independent public accountants.


CLASS R SHARES

                            SELECTED  PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED      YEAR ENDED        YEAR ENDED     PERIOD ENDED
                                                  MAY 31, 2004    MAY 31, 2003      MAY 31, 2002   MAY 31, 2001(a)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........  $  12.20        $   11.19        $   11.66       $   10.00
                                                   --------        ---------        ---------       ---------

Income (loss) from investment operations:
  Net investment income (loss) ..................     (0.19)           (0.04)           (0.04)           0.22
  Net realized and unrealized gains (losses)
    on investments and foreign currencies .......      1.01             1.20            (0.08)           1.46
                                                   --------        ---------        ---------       ---------
Total from investment operations ................      0.82             1.16            (0.12)           1.68
                                                   --------        ---------        ---------       ---------

Less distributions:
  From net investment income ....................        --               --               --           (0.02)
  From net realized gains .......................     (0.50)           (0.15)           (0.35)        --
                                                   --------        ---------        ---------       ---------
Total distributions .............................     (0.50)           (0.15)           (0.35)          (0.02)
                                                   --------        ---------        ---------       ---------

Proceeds from redemption
 fees collected .................................     0.00(b)            --               --              --
                                                   --------        ---------        ---------       ---------

Net asset value at end of period ................  $  12.52        $   12.20        $   11.19       $   11.66
                                                   ========        =========        =========       =========


Total return ....................................      6.66%           10.41%           (0.86%)        16.93%(c)
                                                   ========        =========        =========       =========


Net assets at end of period (000's) .............  $239,494        $ 129,879        $  11,314       $   1,631
                                                   ========        =========        =========       =========


Ratio of expenses to average net assets:
  Before advisory fees waived, expenses reimbursed
    and dividends on securities sold short ......      2.46%            3.00%            6.19%         51.30%(e)
  Before dividends on securities sold short .....      2.01%            2.54%            5.94%            --
  After advisory fees waived, expenses reimbursed
    and dividends on securities sold short (d) ..      1.95%            1.95%            1.94%          1.95%(e)
Ratio of net investment loss to average net assets:
  Before advisory fees waived and
    expenses reimbursed .........................     (1.76%)          (1.56%)          (5.19%)      (50.05%)(e)
  After advisory fees waived and
    expenses reimbursed .........................     (1.69%)          (0.97%)          (1.18%)       (0.70%)(e)

Portfolio turnover rate .........................       251%             511%           2,480%          2,952%

(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.
(b)  Amount rounds to less than $0.01 per share. (c) Not annualized.
(d) Excludes dividend expense of 0.45%, 0.46% and 0.25% of average net assets for the years ended May 31, 2004, 2003 and 2002, respectively.
(e)  Annualized.

                          THE ARBITRAGE FUND - CLASS I
                              FINANCIAL HIGHLIGHTS
================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                  PERIOD ENDED
                                                                 MAY 31, 2004(a)
--------------------------------------------------------------------------------

Net asset value at beginning of period                          $       12.86
                                                                   ----------

Income (loss) from investment operations:
  Net investment loss                                                   (0.07)
  Net realized and unrealized gains on
   investments and foreign currencies                                    0.25
                                                                   ----------
Total from investment operations                                         0.18
                                                                   ----------

Less distributions:
  From net realized gains                                               (0.50)
                                                                   ----------
Proceeds from redemption fees collected                                  0.00(b)
                                                                   ----------
Net asset value at end of period                                $       12.54
                                                                   ==========

Total return                                                            1.35%(c)
                                                                   ==========


Net assets at end of period (000's)                             $     169,330
                                                                   ==========


Ratio of expenses to average net assets:
  Before advisory fees waived, expenses reimbursed
    and dividends on securities sold short                              2.27%(e)
  Before dividends on securities sold short                             1.82%(e)
  After advisory fees waived, expenses reimbursed
    and dividends on securities sold short (d)                          1.70%(e)

Ratio of net investment loss to average net assets:
  Before advisory fees waived and expenses reimbursed                ( 1.56%)(e)
  After advisory fees waived and expenses reimbursed                 ( 1.44%)(e)

Portfolio turnover rate                                                   251%

(a) Represents the period from the commencement of operations (October 17, 2003) through May 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c)  Not annualized.

(d)  Excludes dividend expense of 0.45%(e) of average net assets.

(e)  Annualized.

--------------------------------------------------------------------------------
PRIVACY POLICY
================================================================================
COMMITMENT TO CONSUMER PRIVACY
------------------------------
The Arbitrage Fund is committed to handling consumer information responsibly. We recognize and respect the privacy expectations of each of our customers. We believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION
----------------------------------------------------
Consumer information collected by, or on behalf of the Arbitrage Fund generally comes from the following sources:

o Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Arbitrage Fund;

o    Transaction history of a shareholder's account; or

o    Third parties.

We may disclose consumer information to third parties who are not affiliated with the Arbitrage Fund:

o as permitted by law, for example with service providers who maintain or service customer accounts for the Arbitrage Fund or to a shareholder's broker/dealer, or

o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information
--------------------------------
We require service providers to the Arbitrage Fund:

o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Arbitrage Fund; and

o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Arbitrage Fund.



                           Not part of the Prospectus.





--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                         A SERIES OF THE ARBITRAGE FUNDS

                        Adviser    WATER ISLAND CAPITAL, LLC
                                   650 Fifth Avenue, 6th Floor
                                   New York, NY 10019

                    Distributor    ULTIMUS FUND DISTRIBUTORS,  LLC
                                   225 Pictoria Drive, Suite 450
                                   Cincinnati, OH 45246

                 Transfer Agent    ULTIMUS FUND SOLUTIONS, LLC
                                   225 Pictoria Drive,  Suite 450
                                   Cincinnati,  OH  45246



Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-800-295-4485. You may also write to:

                               The Arbitrage Funds
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

You may review and obtain copies of Fund information, including the SAI, at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                     Investment Company Act File # 811-09815

                        ---------------------------------

                               THE ARBITRAGE FUND
                         A series of The Arbitrage Funds

                                 Class R Shares
                                 Class I Shares

                        ---------------------------------



         A no-load, open-end, diversified investment company which seeks capital growth by engaging in merger arbitrage


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2004

--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Arbitrage Fund dated October 1, 2004, a copy of which may be obtained without charge by writing to the Fund's transfer agent, Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling 1-800-295-4485.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


THE TRUST.....................................................................3

INVESTMENT RESTRICTIONS.......................................................4

INVESTMENT POLICIES...........................................................5

MANAGEMENT...................................................................13

CONTROL PERSONS AND PRINCIPAL SHARE HOLDERS..................................15

INVESTMENT ADVISER...........................................................16

THE DISTRIBUTOR..............................................................18

DISTRIBUTION PLAN............................................................19

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION................................20

PORTFOLIO HOLDINGS DISCLOSURE POLICY.........................................21

PORTFOLIO TURNOVER...........................................................22

FUND ADMINISTRATION..........................................................22

FUND ACCOUNTING AND TRANSFER AGENT...........................................23

CUSTODIAN....................................................................23

PURCHASE, REDEMPTION AND PRICING OF SHARES...................................23

TAX STATUS...................................................................25

INDEPENDENT ACCOUNTANTS......................................................28

COUNSEL......................................................................28

FINANCIAL STATEMENTS.........................................................28

APPENDIX A (PROXY POLICIES AND PROCEDURES)...................................29

THE TRUST
--------------------------------------------------------------------------------

     The Arbitrage Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on December 22, 1999. The Trust currently offers one series of shares to investors, The Arbitrage Fund (the "Fund"). The Fund is a diversified series. The Trust may create other series and offer shares of such new series under the Trust at any time.

     Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund will be entitled to share pro rata in the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Each Class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Class R shares bear 12b-1 distribution fees (see "Distribution Plan") and Class I shares are not subject to such fees; (2) Class I shares are available for purchase only by shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service or distribution fee from the Fund or the Adviser; (3) certain Class specific expenses may be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (4) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information and in the Fund's prospectus, the term "majority of the outstanding shares of the Fund" means the vote of whichever is less:

     (1) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
     (2)  more than 50% of the Fund's outstanding shares.

     These investment restrictions provide that:

     (1) The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted.

     (2)  The Fund may not borrow money except that it may borrow:

               (a)  from  banks  to  purchase  or  carry   securities  or  other
                    investments,
               (b)  from banks for temporary or emergency purposes, or
               (c)  by entering into reverse repurchase agreements,

          if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

     (3) The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

     (4) The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Not withstanding the foregoing, if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

     (5) The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

     (6)  The Fund may not purchase or sell commodities or commodity contracts.

     (7) The Fund will not lend any of its assets, except that it may lend up to 1/3 of its portfolio securities.

     (8) The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     (9) The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings.

     (10) The Fund may not invest in companies for the purpose of exercising control or management.

     Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund. The non-fundamental investment restrictions provide that:

     (11) The Fund will not invest or knowingly purchase or otherwise acquire securities such that more than 15% of the value of its net assets will be in illiquid securities and restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

     (12) The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the net assets of the Fund (taken at current value); provided that this shall not prevent the purchase, ownership, holding or sale of warrants of which the grantor is the issuer of the underlying securities. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

     (13) The Fund may sell securities short to the extent permitted by the 1940 Act.

     (14) The Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

     (15) The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

     Except with respect to the limitations on borrowing (limitation (2) above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.


INVESTMENT POLICIES
--------------------------------------------------------------------------------

     A more detailed discussion of some of the investment strategies and policies described in the Prospectus (see "Risk/Return Summary" and "Investment Objective, Policies and Risks" in the Prospectus) appears below:

Merger Arbitrage
----------------

     Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

     Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to Water Island Capital, LLC, the Fund's investment adviser (the "Adviser"), to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund's capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See "Portfolio Turnover."

     Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See "Portfolio Securities and Brokerage Allocation" and "Portfolio Turnover." Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund's overall investment strategy, which may be considered speculative.

Special Risks of Over-the-Counter Options Transactions
------------------------------------------------------

     As part of its merger arbitrage strategy, the Fund may engage in transactions in options that are traded over-the-counter ("OTC transactions"). OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

     As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted. In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

     It is the Fund's intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration. OTC transactions for which there is no adequate secondary market will be considered illiquid.

Additional Information on Investment Securities
-----------------------------------------------

The Fund may invest in the following types of securities including those discussed in the Prospectus:

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to repurchase the security at the agreed upon price, which obligation is in effect secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

     WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (IPOs). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs have added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

     Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States. Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States. These differences could negatively impact foreign securities in which the Fund invests.

     WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period.

     When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     There is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options.

     When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     OPTIONS TRANSACTIONS GENERALLY. The Fund may write both covered and uncovered options. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

     o the writer of an option may be assigned an exercise at any time during the option period;
     o disruptions in the markets for underlying instruments could result in losses for options investors;
     o imperfect or no correlation between the option and the securities being hedged;
     o the insolvency of a broker could present risks for the broker's customers; and
     o market imposed restrictions may prohibit the exercise of certain options.

     In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

     By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

     The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

     The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

     It is the present intention of the Adviser not to commit greater than 25% of the Fund's net assets to option strategies.

     BORROWING. The Fund may borrow from banks to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

     The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

         LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Trustees.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

     SHORT SALES. The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company's common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company's shares and its short position in the acquirer's securities. At all times when the Fund does not own securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.


     SWAP AGREEMENTS. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

     The Fund may also enter into currency swap agreements. A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. The Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

     GENERAL CHARACTERISTICS OF SWAP AGREEMENTS. Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on, or increase in value of a particular dollar amount invested in a "basket" of particular securities or securities representing a particular index.

     Forms of swap agreements include:

     (1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or "cap";

     (2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or "floor"; and

     (3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

     Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

     The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Although some swap agreements may be prepaid in full by the Fund at inception, most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund's current obligations. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 10% of the Fund's net assets.

     RISKS ASSOCIATED WITH SWAP AGREEMENTS. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TEMPORARY INVESTMENTS. The Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in:

     o cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

     o commercial paper rated A-1 by S&P or Prime-1 by Moody's. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

     o    repurchase agreements.

     To the extent the Fund invests in these temporary investments, the Fund may not realize its investment objective.


MANAGEMENT
--------------------------------------------------------------------------------

     The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees elect the officers of the Trust to supervise its day-to-day operations. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees serve for an indefinite term and the officers are elected annually. The Trustees, officers and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

-------------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL OCCUPATION DURING      NUMBER OF PORTFOLIOS
 NAME, ADDRESS             LENGTH OF TIME      POSITION        THE PAST FIVE YEARS AND        IN THE FUND COMPLEX
 AND AGE                        SERVED         WITH TRUST         DIRECTORSHIPS OF            OVERSEEN BY TRUSTEE
                                                                  PUBLIC COMPANIES**
-------------------------------------------------------------------------------------------------------------------
John S. Orrico, CFA*       Since May 2000      President,   General  Partner,  Water Island            1
650 Fifth Avenue                               Secretary,   Capital,  LLC,  the  Investment
New York, NY  10019                            Treasurer    Adviser.   Prior   to   January
(Age 44)                                       and Trustee  2000,     assisted    in    the
                                                            management  of  private  trusts
                                                            and   entities   at   Lindemann
                                                            Capital     Partners,      L.P.
                                                            (financial management firm).
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------


                                       13

-------------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL OCCUPATION DURING      NUMBER OF PORTFOLIOS
 NAME, ADDRESS             LENGTH OF TIME      POSITION        THE PAST FIVE YEARS AND        IN THE FUND COMPLEX
 AND AGE                        SERVED         WITH TRUST         DIRECTORSHIPS OF            OVERSEEN BY TRUSTEE
                                                                  PUBLIC COMPANIES**
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Joel C. Ackerman           Since May 2000      Trustee      Private    investor.     During            1
295 Central Park West                                       2003,  Partner with  Crossroads
New York, NY 10024                                          Investments    LP.   Prior   to
(Age 59)                                                    September 2003,  Partner of LRL
                                                            Capital  (hedge  fund).   Prior
                                                            to September  2002,  Partner of
                                                            Ardsley Partners (hedge fund).

Jay N. Goldberg            Since May 2000      Trustee      General   Partner   of   Hudson            1
Hudson Venture Partners                                     Ventures    (venture    capital
660 Madison Avenue                                          firm).
New York, NY 10021
(Age 63)

John C. Alvarado         Since December 2003   Trustee      Managing    Member   of   Power            1
75  Sprint Street,                                          Capital Partners,  LLC which is
8thFloor New York, NY                                       a   financial    advisory   and
10012  (Age 45)                                             consulting  firm.  From 1995 to
                                                            2000, he served as Senior  Vice
                                                            President,   Co-Founder   and
                                                            Partner  of Stratum  Group  LP,
                                                            a  private  equity  investment
                                                            firm.



EXECUTIVE OFFICER:
Matthew Hemberger        Since March 2004      Vice         Chief  Compliance   Officer  of
650 Fifth Street                               President    Water  Island   Capital,   LLC.
New York, NY 10019                                          Prior   to   March   2001,   an
(Age 45)                                                    Analyst,   Assistant  Portfolio
                                                            Manager  and  Chief   Financial
                                                            Officer  at  Lindemann  Capital
                                                            Partners, L.P.

* John S. Orrico, as an affiliated person of the Adviser and as an officer of the Trust, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act.
**   None of the Trustees are directors of public companies.

Board Committees
----------------

     The Board of Trustees has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Joel C. Ackerman, Jay N. Goldberg and John C. Alvarado. The Audit Committee held one meeting during the fiscal year ended May 31, 2004.

     The Board of Trustees has also established a Portfolio Review Committee, which develops and reviews the Fund's risk guidelines and makes adjustments as needed. The Portfolio Review Committee did not meet during the fiscal year ended May 31, 2004.

Compensation
------------

     The Trustees of the Trust received the following compensation for their service as Trustees during the fiscal year ended May 31, 2004. None of the executive officers receive compensation from the Trust.

------------------------------------------------------------------------------------------------------------------
                             AGGREGATE         PENSION OR RETIREMENT     ANNUAL BENEFITS      TOTAL COMPENSATION
                             COMPENSATION      BENEFITS ACCRUED AS       UPON RETIREMENT      FROM TRUST AND FUND
NAME AND POSITION            FROM TRUST        PART OF TRUST EXPENSES                         COMPLEX PAID TO
                                                                                              TRUSTEES
------------------------------------------------------------------------------------------------------------------
John S. Orrico*                None                 None                      None                 None

Joel C. Ackerman             $9,000                 None                      None               $9,000

Jay N. Goldberg              $9,000                 None                      None               $9,000

John C. Alvarado             $7,000                 None                      None               $7,000
------------------------------------------------------------------------------------------------------------------

* John S. Orrico is deemed to be an interested person of the Trust as defined in the 1940 Act.

Trustee Ownership of Fund Shares
--------------------------------

     The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as January 1, 2004.

                                  Dollar Range of             Aggregate Dollar
                                 Fund Shares Owned       Range of Shares of All Funds
Name of Trustee                     By Trustee              Overseen by Trustee
---------------------------------------------------------------------------------------
John S. Orrico                   $50,001-$100,000             $50,001-$100,000
Independent Trustees:
Joel C. Ackerman                   Over $100,000                Over $100,000
Jay N. Goldberg                   $10,000-$50,000              $10,000-$50,000
John C. Alvarado                        None                         None

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of July 23, 2004.

----------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                   SHARES           % OWNERSHIP        TYPE OF OWNERSHIP
----------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                       16,412,584            52.0%                 Record
Custody Account FBO its Customers
101 Montgomery Street
San Francisco, California 94104
----------------------------------------------------------------------------------------------------------
National Financial Services LLC                   3,242,311            10.2%                 Record
(for exclusive benefit of customers)
One World Financial Center
200 Liberty Street
New York, New York 10281
----------------------------------------------------------------------------------------------------------
National Investor Services Corp.                  3,483,197            10.9%                 Record
(for exclusive benefit of customers)
55 Water Street, 32nd Floor
New York, New York 10041
----------------------------------------------------------------------------------------------------------
FISERV Securities, Inc.                           1,629,136             5.1%                 Record
Attn: Mutual Funds
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, Pennsylvania 19103
----------------------------------------------------------------------------------------------------------

     As of July 23, 2004, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
     Water Island Capital, LLC (the "Adviser") is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. John S. Orrico is the President of the Adviser and the portfolio manager of the Fund. Mr. Orrico is the sole shareholder of the Adviser.

     Under the terms of the Investment Advisory Agreement (the "Advisory Contract") between the Trust and the Adviser, the Adviser

     (1) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective;
     (2) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Adviser; and
     (3) provides persons satisfactory to the Trust's Board of Trustees to act as officers of the Trust.

     The Advisory Contract provides that the Fund pay all of the Fund's expenses, including, without limitation:

     (1) the costs incurred in connection with registration and maintenance of its registration under the Securities Act, the 1940 Act and state securities laws and regulations,
     (2) preparation of and printing and mailing reports, notices and prospectuses to current shareholders,
     (3) transfer taxes on the sales of the Fund's shares and on the sales of portfolio securities,
     (4)  brokerage commissions,
     (5)  custodial and shareholder transfer charges,
     (6)  legal, auditing and accounting expenses,

     (7)  expenses of servicing shareholder accounts,
     (8)  insurance expenses for fidelity and other coverage,
     (9) fees and expenses of Trustees who are not "interested persons" within the meaning of the 1940 Act,
     (10) expenses of Trustee and shareholder meetings, and
     (11) any expenses of distributing the Fund's shares which may be payable pursuant to a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act.

     The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.5% of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares. During the fiscal year ended May 31, 2004, the Fund accrued advisory fees of $4,195,931; however, pursuant to the Expense Waiver and Reimbursement Agreement, the Adviser waived $102,297 of such fees and reimbursed the Fund for other operating expenses in the amounts of $68,873 for Class R shares and $51,079 for Class I shares, respectively. During the fiscal year ended May 31, 2003, the Fund accrued advisory fees of $685,139; however, pursuant to the Expense Waiver and Reimbursement Agreement described below, the Adviser waived $206,078 of such fees and reimbursed the Fund for other operating expenses in the amount of $60,334. During the fiscal year ended May 31, 2002, the Fund accrued advisory fees of $56,183; however, pursuant to the Expense Waiver and Reimbursement Agreement described below, the Adviser waived all of such fees and reimbursed the Fund for other operating expenses in the amount of $94,988.

     The Adviser and the Trust have entered into an Expense Waiver and Reimbursement Agreement, which requires the Adviser to waive advisory fees and/or reimburse various operating expenses of the Fund so that total annual Fund operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) do not exceed the annual rate of 1.95% of average daily net assets allocable to Class R shares and 1.70% of the average daily net assets allocable to Class I shares. The Agreement expires on August 31, 2012. The Agreement permits the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing the Fund's total annual operating expenses to exceed the expense limitation of 1.95% for Class R shares and 1.70% for Class I shares. Under the Expense Waiver and Reimbursement Agreement, as of May 31, 2004, the Adviser may in the future recapture from the Fund investment advisory fees waived and expenses reimbursed totaling $639,832, of which $222,249 expires May 31, 2007, $266,412 expires May 31, 2006 and $151,171 expires May 31, 2005.

     The Advisory Contract will continue in effect from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Fund's Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and (b) the majority vote of either all of the Fund's Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's Trustees or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Advisory Contract shall terminate automatically in the event of its assignment.

     In approving the most recent annual continuance of the Advisory Contract, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Contract. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Investment Adviser over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Contract, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. The Trustees also considered the fee waivers and expense reimbursements made by the Adviser in order to reduce the Fund's operating expenses. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Contract. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Contract without modification to its terms, including the fees charged for services thereunder.

THE DISTRIBUTOR
--------------------------------------------------------------------------------
     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter and distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of February 1, 2002. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares. The Distributor is an affiliate of Ultimus Fund Solutions, LLC, the Fund's administrator and transfer agent.

     The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
     The Fund has adopted, with respect to its Class R shares, a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's Class R shares. Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers or in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets allocable to the Fund's Class R shares. During the fiscal year ended May 31, 2004, the Fund's Class R shares incurred $535,864 in distribution expenses, which was used to compensate broker-dealers and others for the sale and retention of Class R shares.

     The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser and who have no direct or indirect interest in the operation of the Plan or any related agreement (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Trustees or a majority of the outstanding shares of the Fund.

     The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the Fund's outstanding Class R shares. The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the Fund's Class R shareholders. In addition, all material amendments to the Plan must be approved by the Trustees in the manner described above.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Rule 12b-1 Trustees during such period.

     By reason of his controlling interest in the Adviser, John S. Orrico may be deemed to have a financial interest in the operation of the Plan.

PORTFOLIO SECURITIES AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
     Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

     In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

     o    the best net price available;
     o the reliability, integrity and financial condition of the broker or dealer;
     o    the size of and difficulty in executing the order; and
     o the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

     Brokers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

     In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research and other services to the Fund and/or other accounts over which the Adviser exercises investment discretion. Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended May 31, 2004, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $55,785,250 and $270,050, respectively.

     During the fiscal periods ended May 31, 2004, 2003 and 2002, the Fund paid brokerage commissions of $4,153,448, $1,664,877 and $475,841, respectively.
Brokerage commissions have continued to increase over the past three fiscal periods due to the large increase in the net assets of the Fund.

Codes of Ethics
---------------

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits personnel who may have access to current trading information of the Fund to invest in securities, including, under some circumstances, securities that may be purchased or held by the Fund. The Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

Proxy Voting Policies and Procedures
------------------------------------

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.

     A copy of the Fund's proxy voting record can be found beginning August 31, 2004 at the SEC website at http:/www.sec.gov. Each subsequent year the Fund's proxy voting record will available by the end of August at the SEC website. You may also call 1-800-295-4485 for a free copy as well.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
--------------------------------------------------------------------------------

FUND  SERVICE  PROVIDERS  -  FUND  ACCOUNTING  AGENT,  INDEPENDENT  AUDITOR  AND
CUSTODIAN

The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio on a daily basis. For example, the Fund's fund accounting agent is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio on behalf of the Fund. The Fund also undergoes an annual audit which requires the Fund's independent auditor to review the Fund's portfolio. In addition to the fund accounting agent, the Fund's custodian also maintains an up-to-date list of the Fund's holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Fund's portfolio unless specifically authorized by the Trust.

The Board of Trustees conducts an annual review of the services of the fund accounting agent to ensure the Fund is receiving adequate services. The Board of Trustees is required annually to review and approve the Fund's hiring of an independent auditor. The Board of Trustees does not review the custody arrangement on an annual basis.

RATING AND RANKING ORGANIZATIONS

The Fund provides its entire portfolio to the following rating and ranking organizations:

     o    Morningstar, Inc.
     o    Lipper, Inc.
     o    Standard & Poor's Ratings Group
     o    Bloomberg L.P.
     o    Thomson Financial Research.

The Fund's management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. You should be aware that the Fund does not pay these organizations or receive any compensation from them for providing this information.

The Fund does not typically provide these organizations with portfolio information until such information is at least 30 days old. Morningstar is currently provided information on a quarterly basis, while the other organizations receive the information semi-annually.

WEBSITE DISCLOSURE

The Fund publishes its top ten positions at the end of each calendar quarter on its website (www.thearbfund.com). This information is updated approximately 15 business days following the end of each quarter. It is available to anyone that visits the website.

Quarterly Update

The Fund includes its top ten positions in its Quarterly Update. The Quarterly Update is posted on the Fund's website and is generally mailed to existing shareholders. The Quarterly Update is usually completed within the first thirty days following quarter end.

QUARTERLY EXPOSURE REPORT

The Adviser prepares an Exposure Report at the end of each quarter that provides an investor with the Fund's total assets, gross long positions, gross short positions and cash. This Report is posted to the Fund's website, usually within 30 days of the quarter end.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The calculation includes in purchases and sales any short sales that the Fund intends to maintain for more than one year and put and call options with expiration dates more than one year from the date of acquisition. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

     The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund's investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

     Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund's investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

     The portfolio turnover rates of the Fund for the fiscal periods ended May 31, 2004, 2003 and 2002 were 251%, 511% and 2,480%, respectively. The significantly lower portfolio turnover rate for the fiscal years ended May 31, 2004 and 2003 was due to the large growth in net assets of the Fund and reduced levels of market volatility.

FUND ADMINISTRATION
--------------------------------------------------------------------------------
     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator pursuant to an Administration Agreement with the Trust. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, ..075% of such assets from $250 million to $500 million and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

     Prior to February 1, 2002, Firstar Mutual Fund Services, LLC ("Firstar") served as the Fund's administrator. Firstar was a subsidiary of Firstar Bank, N.A.

     During the fiscal years ended May 31, 2004 and 2003, the Fund paid Ultimus administration fees to Ultimus of $303,493 and $66,284, respectively. During the fiscal year ended May 31, 2002, the Fund paid administration fees of $27,427, of which $19,427 was paid to Firstar and $8,000 was paid to Ultimus.

FUND ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
     As the Fund's transfer agent, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives for its services as transfer agent a fee payable monthly at an annual rate of $20 per account; provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $3,500 per month, plus an asset-based fee (equal to .01% of the Fund's average net assets up to $500 million and .005% of such assets in excess of $500 million), plus a charge of $5 for each portfolio transaction of the Fund in excess of 100 transactions in a given month. In addition, the Fund pays all costs of external pricing services.

     Prior to February 1, 2002, Firstar served as the Fund's transfer agent and fund accounting agent.

CUSTODIAN
--------------------------------------------------------------------------------
     The Custodian of the Fund's assets is Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. As custodian, Mellon Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

Calculation of Share Price
--------------------------

     The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange ("NYSE") is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

     (1) by valuing portfolio securities, including open short positions, which are traded on the NYSE and the American Stock Exchange at the last reported sales price on that exchange;

     (2) by valuing securities which are traded on the NASDAQ National Market System at the NASDAQ Official Closing Price;

     (3) by valuing put and call options, listed securities for which no sale was reported on a particular day and securities traded in the over-the-counter market at the mean between the last bid and asked prices; and

     (4) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith under the supervision of the Trustees.

     The Adviser reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser.

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Trading in Foreign Securities
-----------------------------

     Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees.

Purchase of Shares
------------------

     Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares
--------------------

     The Trust will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment for such shares may be suspended at times:

     (a) when the NYSE is closed, other than customary weekend and holiday closings;

     (b)  when trading on that exchange is restricted for any reason;
     (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
     (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

     In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

     Supporting documents in addition to those listed under "Redemptions" in the Fund's prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and tax waivers required in some states when settling estates.

Redemption In Kind
------------------

     Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.


TAX STATUS
--------------------------------------------------------------------------------
     The Fund has qualified and elected to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. By so qualifying, the Fund will not be subject to federal income tax on its net investment income or net capital gains which are distributed to shareholders in accordance with the applicable timing requirements. In order to qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund intends to distribute substantially all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore will not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after May 31, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     The  Fund  is  subject  to  a  4%  nondeductible   excise  tax  on  certain
undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus undistributed amounts from prior years. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

     Net investment income is made up of dividends and interest income less expenses. Net capital gains for any fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

     Distributions of taxable net investment income and short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are generally taxable to shareholders as ordinary income, although a portion of such distributions may be taxable to shareholders at the lower rate applicable to dividend income.

     Distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders.

     A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss depending upon the difference between the amount realized and his tax basis in his Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions of taxable net investment income and net capital gains will be taxable as described above, whether received in shares of the Fund or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

     All distributions of taxable net investment income and net capital gains, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

     Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

     A brief explanation of the form and tax character of distributions will accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

     The Fund is organized as a Delaware business trust and generally will not be liable for any income or franchise tax in the State of Delaware. If the Fund qualifies as a regulated investment company for federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
     The Fund has selected Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, as its independent auditors for the fiscal year ending May 31, 2005. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

COUNSEL
--------------------------------------------------------------------------------
     Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Trust's legal counsel.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     The financial statements of the Fund, which have been audited by Tait, Weller & Baker, are incorporated herein by reference to the annual report of the Fund dated May 31, 2004.

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                        A SERIES OF THE ARBITRAGE FUNDS

                                650 Fifth Avenue
                            New York, New York 10019









                                 ANNUAL REPORT
                                  MAY 31, 2004













         INVESTMENT ADVISER                       ADMINISTRATOR
         ------------------                       -------------
     WATER ISLAND CAPITAL, LLC              ULTIMUS FUND SOLUTIONS, LLC
         650 Fifth Avenue                        P.O. Box 46707
            6th Floor                       Cincinnati, Ohio  45246-0707
      New York, New York 10019                     1.800.295.4485

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                           Water Island Capital, LLC
                         650 Fifth Avenue, fifth avenue
                            New York, New York 10019
                                    _______
                      TEL: 212.259.2656 FAX: 212.259.2698

July 2004


Dear Shareholder,

As the Arbitrage Fund caps its fourth full year of operations, we are proud of the record we have built. From inception (September 17, 2000) through the end of the fiscal year May 31, the Fund has produced an average annualized return of 8.77%, net of all fees and expenses, compared with a negative annualized return of -5.54% for the S&P 500 during the same period. For the one year period ended May 31, the Fund has generated a return of 6.66%, also net of all fees and expenses, compared to a return of 18.33% for the S&P 500 during the same period.

An investor should expect this type of divergence in performance between the Fund and an overall market indicator, like the S&P 500. The Fund is not designed to track the performance of the overall market - rather it is designed to provide an investor with a unique opportunity to diversify his portfolio. Investors should expect the Fund to trail the overall market during a general upturn while providing an opportunity for positive performance during a general downswing in the market.

This year's performance was positively impacted by the improving mergers and acquisitions (M&A) climate, fueled in part by an improving economy. A handful of deals experiencing regulatory difficulties, such as the acquisition of Wellpoint Health Networks by Anthem, or terminated transactions, such as Lockheed Martin's proposed acquisition of Titan Corporation, slowed our otherwise positive performance. In particular, the confluence of several of these events during the last quarter of the Fund's fiscal year, primarily in April, created a significant drag on returns. We view these events, however, as a bump on the road to another positive year.

The past year's results are, in large part, due to the portfolio being well positioned to take advantage of an increasingly solid mergers and acquisitions environment. If the economic growth we've witnessed over the past year continues to broaden, we expect deal activity to improve as well, providing us with ample investment opportunities. Likewise, we expect return opportunities to improve as interest rates move higher.

This year we added both a senior trader and a senior analyst to our team. These additions will further enhance our skill set, as we seek greater investment and diversification opportunities in both the US and global markets. As you are no doubt aware, the closing of the Fund to new investors this year was, likewise, part of our effort to generate maximum returns within our strategy.

A few additional facts about the portfolio may be of interest. As of May 31 the Fund had assets under management of $409 million with gross long exposure of approximately $397 million and gross short exposure of approximately $141 million. The Fund's portfolio included approximately 60 M&A transactions. A list of the Fund's 10 largest positions, the greatest of which represents 5.0% of assets, can be found below.

The Fund has seen several changes this past year. An institutional class of shares was opened. As mentioned above, the Fund closed to new investors, but remains open to current investors. The expansion of our portfolio management team will allow us to look overseas to take advantage of the robust M&A activity abroad. As we approach the completion of our fourth full year since inception, we take stock of the portfolio, its performance and the Fund's growth in assets. The success we have achieved to date can also be attributed to the improved M&A market and the enhanced team we have assembled. We are well positioned to manage the Fund's assets with the goal of delivering optimal returns to the shareholder.

We at Water Island Capital, LLC strive to add value and diversification to your investment portfolio. With your continued support, we are confident that we will continue to do so for many years to come.

Sincerely,


/s/ John S. Orrico


John S. Orrico, CFA
President
The Arbitrage Fund


                           TOP 10 POSITIONS                 PERCENT
                --------------------------------------     ---------
                  1    ILEX ONCOLOGY/ GENZYME                5.01%
                  2    NPTEST HOLDING/ CREDENCE              4.93%
                  3    WESTPORT RES/ KERR MCGEE              4.62%
                  4    MILLENNIUM CHEM/ LYONDELL             4.27%
                  5    XICOR/ INTERSIL                       3.72%
                  6    APOGENT TECH/ FISHER SCIENTIFIC       3.63%
                  7    BANK ONE/ JP MORGAN                   3.29%
                  8    TITAN/ LOCKHEED MARTIN                3.20%
                  9    AT&T WIRELESS/cingular wireless       3.12%
                  10   ADVANCED FIBRE/ TELLABS               2.70%

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE ARBITRAGE FUND(a) VERSUS THE S&P 500 INDEX


[GRAPHIC OMITTED]

            The Arbitrage Fund                     S&P 500 Index
            ------------------                     -------------

      09/17/00               10,000        09/17/00                 10,000
      11/30/00     -1.80%     9,820        11/30/00    -10.08%       8,992
      02/28/01     28.88%    12,656        02/28/01     -5.43%       8,504
      05/31/01     -7.61%    11,693        05/31/01      1.62%       8,641
      08/31/01     -7.38%    10,831        08/31/01     -9.44%       7,826
      11/30/01     -0.83%    10,740        11/30/01      0.86%       7,893
      02/28/02      5.52%    11,333        02/28/02     -2.51%       7,695
      05/31/02      2.29%    11,592        05/31/02     -3.25%       7,445
      08/31/02      3.13%    11,955        08/31/02    -13.80%       6,417
    11/30/2002     -0.26%    11,924      11/30/2002      2.68%       6,590
     2/28/2003      3.89%    12,180       2/28/2003     -9.72%       5,949
     5/31/2003      2.01%    12,799       5/31/2003     15.05%       6,845
     8/31/2003      1.64%    13,008       8/31/2003      5.07%       7,192
    11/30/2003      5.73%    13,753      11/30/2003      5.46%       7,584
     2/29/2004      3.30%    14,207       2/29/2004      8.67%       8,241
     5/31/2004     -3.91%    13,651       5/31/2004     -1.72%       8,099


Past performance is not predictive of future performance.


                                       AVERAGE ANNUAL TOTAL RETURNS(b)
                                      (FOR PERIODS ENDED MAY 31, 2004)

                                      1 YEAR        SINCE INCEPTION(c)
                                     --------      -------------------
The Arbitrage Fund - Class R           6.66%              8.77%
The Arbitrage Fund - Class I             --               1.35%(d)
Standard & Poor's 500 Index           18.33%             (5.54%)


     (a) The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares based on the difference in fees paid by shareholders in the different classes.
     (b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
     (c) Initial public offering of Class R shares was September 17, 2000. Initial public offering of Class I shares was October 17, 2003.
     (d)  Not annualized.

                               THE ARBITRAGE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2004
================================================================================
ASSETS
  Investments in securities:
     At acquisition cost                                         $  407,432,851
                                                                 ==============
     At value (Note 1)                                           $  412,913,292
  Deposits with brokers for securities
   sold short (Note 1)                                              100,301,534
  Dividends and interest receivable                                     346,161
  Receivable for investment securities sold                          32,310,471
  Receivable for capital shares sold                                    612,854
  Other assets                                                           69,388
                                                                 --------------
     Total Assets                                                   546,553,700
                                                                 --------------

LIABILITIES
  Written options, at value (Notes 1 and 4)
    (premiums received $2,457,627)                                    2,690,403
  Securities sold short, at value (Note 1)
    (proceeds $104,701,885)                                         104,367,639
  Payable for investment securities purchased                        21,980,555
  Payable for capital shares redeemed                                 7,786,522
  Dividends payable on securities sold short (Note 1)                   220,537
  Payable to Adviser (Note 3)                                           488,706
  Payable to Administrator (Note 3)                                      50,500
  Other accrued expenses and liabilities                                145,636
                                                                 --------------
     Total Liabilities                                              137,730,498
                                                                 --------------

NET ASSETS                                                        $ 408,823,202
                                                                 ==============


NET ASSETS CONSIST OF:
Paid-in capital                                                   $ 404,792,430
Distributions in excess of net realized gains                        (1,551,112)
Net unrealized appreciation (depreciation) on:
  Investments                                                         5,480,441
  Short positions                                                       334,246
  Written option contracts                                             (232,776)
  Translation of assets in foreign currencies                               (27)
                                                                 --------------
Net Assets                                                        $ 408,823,202
                                                                 ==============


PRICING OF CLASS R SHARES
Net assets applicable to Class R shares                           $ 239,493,590
                                                                 ==============

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                          19,124,744
                                                                 ==============

Net asset value and offering price per share (a)                  $       12.52
                                                                 ==============

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares                           $ 169,329,612
                                                                 ==============

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                          13,500,445
                                                                 ==============

Net asset value and offering price per share (a)                  $       12.54
                                                                 ==============


(a)  Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 2004
================================================================================
INVESTMENT INCOME
  Dividends                                                       $   1,687,650
  Interest                                                              288,120
                                                                 --------------
     Total Income                                                     1,975,770
                                                                 --------------

EXPENSES
  Investment advisory fees (Note 3)                                   4,195,931
  Dividend expense                                                    1,250,859
  Distribution expense, Class R (Note 3)                                535,864
  Administration fees (Note 3)                                          303,493
  Custodian and bank service fees                                       107,528
  Fund accounting fees (Note 3)                                         100,404
  Registration and filing fees, Common                                   23,230
  Registration and filing fees, Class R                                  20,178
  Registration and filing fees, Class I                                  28,977
  Transfer agent and shareholder services fees,
   Class R (Note 3)                                                      25,822
  Transfer agent and shareholder services fees,
   Class I (Note 3)                                                      22,080
  Professional fees                                                      41,274
  Postage and supplies                                                   33,437
  Insurance expense                                                      29,000
  Trustees' fees                                                         26,500
  Printing of shareholder reports                                         8,884
  Other expenses                                                         10,595
                                                                 --------------
     Total Expenses                                                   6,764,056
  Fees waived by the Adviser (Note 3)                                  (102,297)
  Class R expenses reimbursed by the Adviser (Note 3)                  ( 68,873)
  Class I expenses reimbursed by the Adviser (Note 3)                  ( 51,079)
                                                                 --------------
     Net Expenses                                                     6,541,807
                                                                 --------------

NET INVESTMENT LOSS                                                 ( 4,566,037)


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCIES (Note 6)

  Net realized gains (losses) from:
     Security transactions                                              925,201
     Option contracts                                                10,514,976
     Foreign currency transactions                                          (35)
  Net change in unrealized appreciation/depreciation on:
     Investments                                                     (8,800,978)
     Short positions                                                  9,418,295
     Written option contracts                                           503,950
     Foreign currency translation                                           (27)
                                                                 --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  AND FOREIGN CURRENCIES                                             12,561,382
                                                                 --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $   7,995,345
                                                                 ==============


See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                       YEAR           YEAR
                                                       ENDED          ENDED
                                                       MAY 31,        MAY 31,
                                                        2004           2003
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                              $ (4,566,037)  $   (445,613)
  Net realized gains (losses) from:
     Security transactions                              925,201        760,047
     Option contracts                                10,514,976      1,887,142
     Foreign currency transactions                          (35)          --
  Net change in unrealized appreciation/
   depreciation on:
     Investments                                     (8,800,978)    14,349,594
     Short positions                                  9,418,295     (9,153,293)
     Written option contracts                           503,950       (761,696)
     Foreign currency translation                           (27)          --
                                                   ------------   ------------
Net increase in net assets resulting
 from operations                                      7,995,345      6,636,181
                                                   ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net realized gains, Class R     (7,829,264)     ( 520,638)
  Distributions from net realized gains, Class I     (2,300,609)            --
                                                   ------------   ------------
Decrease in net assets from distributions
 to shareholders                                   ( 10,129,873)     ( 520,638)
                                                   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
CLASS R
  Proceeds from shares sold                         252,248,398    135,245,212
  Shares issued in reinvestment of distributions      7,709,210        489,049
  Proceeds from redemption fees collected (Note 1)       77,063           --
  Payments for shares redeemed                     (153,665,252)   (23,284,533)
                                                   ------------   ------------
Net increase in net assets from Class R
 share transactions                                 106,369,419    112,449,728
                                                   ------------   ------------

CLASS I
  Proceeds from shares sold                         191,327,000           --
  Shares issued in reinvestment of distributions      2,176,251           --
  Proceeds from redemption fees collected (Note 1)       18,074           --
  Payments for shares redeemed                      (18,812,223)          --
                                                   ------------   ------------
Net increase in net assets from Class I
 share transactions                                 174,709,102           --
                                                   ------------   ------------

TOTAL INCREASE IN NET ASSETS                        278,943,993    118,565,271

NET ASSETS
  Beginning of year                                 129,879,209     11,313,938
                                                   ------------   ------------
  End of year                                      $408,823,202   $129,879,209
                                                   ============   ============


See accompanying notes to financial statements.


THE ARBITRAGE FUND - CLASS R
FINANCIAL HIGHLIGHTS
=======================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------
                                                    YEAR          YEAR          YEAR         PERIOD
                                                    ENDED         ENDED         ENDED         ENDED
                                                    MAY 31,       MAY 31,       MAY 31,       MAY 31,
                                                     2004          2003          2002         2001(a)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           $   12.20     $   11.19     $   11.66     $   10.00


Income (loss) from investment operations:
  Net investment income (loss)                       (0.19)        (0.04)        (0.04)         0.22
  Net realized and unrealized gains (losses)
     on investments and foreign currencies            1.01          1.20         (0.08)         1.46

Total from investment operations                      0.82          1.16         (0.12)         1.68


Less distributions:
  From net investment income                            --            --            --         (0.02)
  From net realized gains                            (0.50)        (0.15)        (0.35)           --

Total distributions                                  (0.50)        (0.15)        (0.35)        (0.02)


Proceeds from redemption fees collected               0.00(b)         --            --            --


Net asset value at end of period                 $   12.52     $   12.20     $   11.19     $   11.66



Total return                                          6.66%        10.41%        (0.86%)       16.93%(c)



Net assets at end of period (000's)              $ 239,494     $ 129,879     $  11,314     $   1,631



Ratio of expenses to average net assets:
  Before advisory fees waived, expenses reimbursed
     and dividends on securities sold short           2.46%         3.00%         6.19%        51.30%(e)
  Before dividends on securities sold short           2.01%         2.54%         5.94%           --
  After advisory fees waived, expenses reimbursed
     and dividends on securities sold short(d)        1.95%         1.95%         1.94%         1.95%(e)
Ratio of net investment loss to average net assets:
  Before advisory fees waived and
     expenses reimbursed                             (1.76%)       (1.56%)      ( 5.19%)      (50.05%)(e)
  After advisory fees waived and
     expenses reimbursed                             (1.69%)      ( 0.97%)      ( 1.18%)       (0.70%)(e)

Portfolio turnover rate                                251%          511%        2,480%        2,952%

(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.

(b)  Amount rounds to less than $0.01 per share.

(c)  Not annualized.

(d) Excludes dividend expense of 0.45%, 0.46% and 0.25% of average net assets for the years ended May 31, 2004, 2003 and 2002, respectively.

(e)  Annualized.

See accompanying notes to financial statements.

                          THE ARBITRAGE FUND - CLASS I
                              FINANCIAL HIGHLIGHTS
================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                      PERIOD
                                                                      ENDED
                                                                      MAY 31,
                                                                      2004(a)
--------------------------------------------------------------------------------
Net asset value at beginning of period                              $   12.86
                                                                    ---------

Income (loss) from investment operations:
  Net investment loss                                                   (0.07)
  Net realized and unrealized gains on
   investments and foreign currencies                                    0.25
                                                                    ---------
Total from investment operations                                         0.18
                                                                    ---------

Less distributions:
  From net realized gains                                               (0.50)
                                                                    ---------

Proceeds from redemption fees collected                                  0.00(b)
                                                                    ---------

Net asset value at end of period                                    $   12.54
                                                                    =========


Total return                                                            1.35%(c)
                                                                    =========


Net assets at end of period (000's)                                 $ 169,330
                                                                    =========


Ratio of expenses to average net assets:
  Before advisory fees waived, expenses reimbursed
     and dividends on securities sold short                             2.27%(e)
  Before dividends on securities sold short                             1.82%(e)
  After advisory fees waived, expenses reimbursed
     and dividends on securities sold short(d)                          1.70%(e)

Ratio of net investment loss to average net assets:
  Before advisory fees waived and expenses reimbursed                ( 1.56%)(e)
  After advisory fees waived and expenses reimbursed                 ( 1.44%)(e)

Portfolio turnover rate                                                     251%

(a) Represents the period from the commencement of operations (October 17, 2003) through May 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c)  Not annualized.

(d)  Excludes   dividend  expense  of  0.45%(e)  of  average  net  assets.   (e)
     Annualized.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            PORTFOLIO OF INVESTMENTS
                                  MAY 31, 2004
================================================================================
     SHARES    COMMON STOCKS -- 97.11%                               VALUE
--------------------------------------------------------------------------------
               AEROSPACE AND DEFENSE -- 3.20%
    693,100    Titan Corp. (The)(a)(b) .....................     $13,092,659
                                                                 -----------

               AGRICULTURE -- 0.65%
    220,200    Sylvan, Inc. (a) ............................       2,653,410
                                                                 -----------

               APPAREL -- 2.24%
    273,920    Maxwell Shoe Co., Inc. (a) ..................       6,116,634
    148,939    Vans, Inc. (a) ..............................       3,039,845
                                                                 -----------
                                                                   9,156,479
                                                                 -----------
               AUTO PARTS AND EQUIPMENT -- 0.33%
    917,100    AirBoss of America Corp. (a) ................       1,367,652
                                                                 -----------

               BANKS -- 10.23%
    277,246    Bank One Corp. (b) ..........................      13,432,569
    132,658    BSB Bancorp, Inc. (b) .......................       4,609,865
    146,300    Charter One Financial, Inc. .................       6,431,348
    199,648    First Commonwealth Financial Corp. ..........       2,657,308
     64,200    Franklin Bancorp, Inc. ......................       1,277,580
    298,000    Gold Banc Corp., Inc. (b) ...................       4,881,240
     20,733    National Commerce Financial Corp. ...........         674,652
     97,152    Provident Financial Group, Inc. (b) .........       3,889,966
    104,800    Regions Financial Corp. .....................       3,984,496
                                                                 -----------
                                                                  41,839,024
                                                               -------------

               BIOTECHNOLOGY -- 1.27%
    361,552    Interpore International, Inc. (a) (b) .......       5,217,195
                                                                 -----------

               CHEMICALS -- 6.12%
    599,600    IMC Global, Inc. (b) ........................       7,465,020
  1,028,900    Millennium Chemicals, Inc. ..................      17,470,722
     34,200    Phosphate Resource Partners L.P.(a) .........          83,106
                                                                 -----------
                                                                  25,018,848
                                                               -------------

               COMMERCIAL SERVICES -- 1.26%
    404,200    Exult, Inc. (a) .............................       2,497,956
    646,637    Hall, Kinion & Associates, Inc.(a) ..........       2,677,077
                                                                 -----------
                                                                   5,175,033
                                                               -------------

               DIVERSIFIED FINANCIALS -- 0.36%
  2,384,456    Loring Ward International Ltd. (a)(c) .......       1,485,261
                                                                 -----------

               ELECTRIC -- 1.90%
    314,800    Unisource Energy Corp. (b) ..................       7,769,264
                                                                 -----------

                               THE ARBITRAGE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2004
================================================================================
     SHARES    COMMON STOCKS -- 97.11% (Continued)                   Value
--------------------------------------------------------------------------------
               ELECTRICAL COMPONENTS & Equipment-- 0.09%
    127,213    Capstone Turbine Corp. (a) ..................     $   354,924
                                                                 -----------

               ELECTRONICS -- 1.49%
    113,801    Invision Technologies, Inc. (a) .............       5,672,980
     26,000    Isco, Inc. ..................................         414,154
                                                                 -----------
                                                                   6,087,134
                                                               -------------

               ENTERTAINMENT -- 0.06%
     20,000    Metro-Goldwyn-Mayer, Inc. (a) ...............         237,800
                                                                 -----------

               HEALTHCARE SERVICES AND PRODUCTS -- 8.41%
    173,300    ALARIS Medical Systems, Inc. (a) ............       3,852,459
    460,000    Apogent Technologies, Inc. (a) (b) ..........      14,821,200
    167,900    MedSource Technologies, Inc. (a) ............       1,168,584
    171,250    Oxford Health Plans, Inc. ...................       9,721,863
    329,106    U.S. Oncology, Inc. (a) .....................       4,824,694
                                                                 -----------
                                                                  34,388,800
                                                               -------------
               HOME FURNISHING-- 0.04%
     20,000    TiVo, Inc. (a) ..............................         152,200
                                                                 -----------

               HOUSEHOLD PRODUCTS -- 1.26%
    307,183    First Years, Inc. (The) (b) .................       5,145,315
                                                                 -----------

               INSURANCE -- 0.34%
  1,889,669    Gainsco, Inc. ...............................       1,379,458
                                                                 -----------

               INTERNET SERVICES -- 3.70%
    467,901    FreeMarkets, Inc. (a) (b) ...................       3,191,085
    125,000    Marimba, Inc. (a) ...........................       1,022,500
    486,250    OneSource Information Services, Inc. (a) ....       4,288,725
    854,752    Switchboard, Inc. (a) .......................       6,607,233
                                                                 -----------
                                                                  15,109,543
                                                               -------------
               LEISURE -- 0.32%
     50,000    Huffy Corp. (a) .............................          58,000
     79,000    Hockey Co. Holdings, Inc. (a) ...............       1,233,977
                                                                 -----------
                                                                   1,291,977

               MANUFACTURING -- 1.66%
     40,000    B.W. Technologies Ltd. (a) ..................       1,049,392
    348,800    Maax, Inc. ..................................       5,748,580
                                                                 -----------
                                                                   6,797,972
                                                               -------------

                               THE ARBITRAGE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2004
================================================================================
     SHARES    COMMON STOCKS -- 97.11% (Continued)                   VALUE
--------------------------------------------------------------------------------
               MEDIA -- 2.03%
    300,000    Liberty Media Corp. - Class A (a) ...........     $ 3,294,000
    676,744    UnitedGlobalCom, Inc. (a) (b) ...............       4,987,603
                                                                 -----------
                                                                   8,281,603
                                                               -------------
               MINING -- 0.04%
     25,000    Ivanhoe Mines Ltd. (a) ......................         165,067
                                                                 -----------

               OFFICE & BUSINESS EQUIPMENT -- 2.45%
  1,983,008    Danka Business Systems PLC - ADR (a) ........       7,971,692
     46,200    New England Business Service, Inc. ..........       2,026,794
                                                                 -----------
                                                                   9,998,486
                                                               -------------

               OIL AND GAS -- 5.71%
    118,700    Evergreen Resources, Inc. (a) ...............       4,492,795
    545,300    Westport Resources Corp. (a) ................      18,867,380
                                                                 -----------
                                                                  23,360,175
                                                               -------------

               PACKAGING AND CONTAINERS -- 0.21%
    130,100    Graphic Packaging Corp. (a) .................         840,446
                                                                 -----------

               PHARMACEUTICALS -- 7.89%
    247,383    Cima Labs, Inc. (a) .........................       7,995,419
    884,245    ILEX Oncology, Inc. (a) (b) .................      20,470,272
    153,600    Tularik, Inc. (a) ...........................       3,800,064
                                                                 -----------
                                                                  32,265,755
                                                               -------------

               REAL ESTATE INVESTMENT TRUSTS -- 0.57%
     75,000    Boardwalk Real Estate Investment Trust ......         876,081
     60,800    Keystone Property Trust .....................       1,454,336
                                                                 -----------
                                                                   2,330,417
                                                               -------------

               RETAIL -- 2.77%
     48,100    Duane Reade, Inc. (a) .......................         793,650
    714,133    Hollywood Entertainment Corp. (a) ...........       9,483,686
     45,455    Loehmann's Holdings, Inc. (a) ...............       1,035,010
                                                                 -----------
                                                                  11,312,346
                                                               -------------

               SAVINGS AND LOANS -- 4.23%
     77,261    GreenPoint Financial Corp. (b) ..............       3,098,166
     87,612    Hawthorne Financial Corp. (a) ...............       3,086,571
    246,569    Seacoast Financial Services Corp. (b) .......       8,447,454
     96,633    Waypoint Financial Corp. (b) ................       2,647,744
                                                                 -----------
                                                                  17,279,935
                                                               -------------

               SECURITY SERVICES -- 1.26%
    141,300    Kroll, Inc. (a) .............................       5,163,102
                                                                 -----------

                               THE ARBITRAGE FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  MAY 31, 2004
================================================================================
     SHARES    COMMON STOCKS -- 97.11% (Continued)                   VALUE
--------------------------------------------------------------------------------
               SEMICONDUCTORS -- 11.49%
  1,837,623    Conexant Systems, Inc. (a) ..................     $ 8,673,581
    422,745    Mindspeed Technologies, Inc. (a) (b) ........       2,185,592
    105,778    Monolithic Systems Technology, Inc. (a) .....         738,330
  1,199,947    NPTest Holding Corp. (a) ....................      20,171,109
  1,010,015    Xicor, Inc. (a) .............................      15,200,726
                                                                 -----------
                                                                  46,969,338

               SOFTWARE -- 2.43%
    171,414    Group 1 Software, Inc. (a) ..................       3,918,524
    399,453    Optika, Inc. (a) ............................       1,450,014
    513,539    Private Business, Inc. (a) ..................       1,181,140
    122,359    Ross Systems, Inc. (a) (b) ..................       2,225,833
    117,242    Skillsoft PLC - ADR (a) .....................       1,172,420
                                                                 -----------
                                                                   9,947,931

               TELECOMMUNICATIONS -- 11.10%
    587,880    Advanced Fibre Communications, Inc.(a) ......      11,052,144
    900,900    AT&T Wireless Services, Inc. (a)(b) .........      12,756,744
    120,000    Microcell Telecommunications, Inc. - Class B (a)    2,831,599
    117,447    PanAmSat Corp.(a) ...........................       2,728,294
     31,221    SafeNet, Inc.(a) ............................         727,449
  1,796,679    Sorrento Networks Corp. (a) .................       5,264,269
  1,013,767    Time Warner Telecom, Inc.(a) ................       4,318,647
    366,100    Wireless Matrix Corp.(a) ....................         375,597
  1,618,225    Zhone Technologies, Inc.(a) .................       5,307,778
                                                                 -----------
                                                                  45,362,521
                                                               -------------

               TOTAL COMMON STOCKS (Cost $390,943,191)......  $  396,997,070
                                                               -------------

================================================================================
     SHARES    ESCROWED RIGHTS -- 0.18%                              VALUE
--------------------------------------------------------------------------------
     35,300    Hoenig Group, Inc. - contingent payment rights    $      --
    244,657    Information Resources, Inc. - contingent
                value rights ..............................          733,971
    247,200    PetroCorp, Inc. - escrow shares ............             --
                                                               -------------

               TOTAL ESCROWED RIGHTS (Cost $419,002) ......      $   733,971
                                                               -------------

                               THE ARBITRAGE FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  MAY 31, 2004
================================================================================
    CONTRACTS  CALL OPTION CONTRACTS -- 0.30%                        VALUE
--------------------------------------------------------------------------------
               AT&T Wireless Services, Inc.,
      1,250      01/22/05 at $12.5 ...........................   $   265,625
               Exult, Inc.,
        690      06/19/04 at $7.5 ............................        13,800
               New York Community Bancorp, Inc.,
        750      06/19/04 at $22.5 ...........................       123,750
               Monolithic System Technology, Inc.,
      2,500      10/16/04 at $7.5 ............................       237,500
               Nasdaq-100 Index - Tracking Stock,
      3,000      07/17/04 at $36 .............................       435,000
               Oxford Health Plans, Inc.,
        250      06/19/04 at $55 .............................        52,500
               Walt Disney Co. (The),
        500      07/17/04 at $22.5 ...........................        77,500
        500      07/17/04 at $25 .............................        20,000
                                                               -------------

               TOTAL CALL OPTION CONTRACTS (Cost $1,322,190)..   $ 1,225,675
                                                               -------------


================================================================================
     CONTRACTS PUT OPTION CONTRACTS -- 0.10%                         VALUE
--------------------------------------------------------------------------------
               AT&T Wireless Services, Inc.,
      2,500      01/22/05 at $12.5 ...........................   $    81,250
               Cima Labs, Inc.,
      2,300      06/19/04 at $30 .............................        57,500
               Credence System Corp.,
      1,500      06/19/04 at $10 .............................         3,750
               Genzyme Corp.,
      1,405      06/19/04 at $42.5 ...........................       126,450
        450      07/17/04 at $42.5 ...........................        79,875
               Intersil Corp. - Class A,
        600      06/19/04 at $20 .............................        22,500
               Oxford Health Plans, Inc.,
        250      06/19/04 at $55 .............................         7,500
               Nasdaq-100 Index - Tracking Stock,
      1,500      07/17/04 at $32 .............................        26,250
               Sovereign Bancorp, Inc.,
      2,000      06/19/04 at $20 .............................        15,000
               UnitedHealth Group, Inc.,
        680      06/19/04 at $60 .............................        11,900
                                                               -------------

                 Total Put Option Contracts (Cost $1,223,867)    $   431,975
                                                               -------------

                               THE ARBITRAGE FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  MAY 31, 2004
================================================================================
     SHARES    MONEY MARKET SECURITIES -- 3.31%                      VALUE
--------------------------------------------------------------------------------
   13,524,601  Dreyfus Treasury Prime Cash Management Fund
                 (Cost $13,524,601) ..........................  $ 13,524,601
                                                                ------------

               TOTAL INVESTMENTS AT VALUE-- 101.00%
                (Cost $407,432,851)...........................  $412,913,292

               LIABILITIES IN EXCESS OF OTHER ASSETS--(1.00%).   ( 4,090,090)
                                                                ------------

               NET ASSETS-- 100.00%...........................  $408,823,202
                                                                ============



(a)  Non-income producing security.

(b) All or a portion of the shares have been committed as collateral for open short positions.

(c) Security is fair valued following the procedures established by the Board of Trustees. Represents 0.36% of net assets.

ADR - Amercian Depository Receipt

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       SCHEDULE OF SECURITIES SOLD SHORT
                                  MAY 31, 2004
================================================================================
     SHARES    COMMON STOCKS -- 25.53%                               VALUE
--------------------------------------------------------------------------------
               BANKS -- 3.05%
     49,100    First Commonwealth Financial Corp. ..........     $   653,521
    110,451    National City Corp. .........................       3,919,906
     25,000    New York Community Bancorp, Inc. ............         585,500
     78,700    North Fork Bancorp, Inc. ....................       3,029,950
      7,500    SunTrust Banks, Inc. ........................         488,100
    125,500    Union Planters Corp. ........................       3,778,805
                                                                ------------
                                                                  12,455,782
                                                                ------------
               BIOTECHNOLOGY -- 0.79%
      7,000    Amgen, Inc. .................................         382,900
     65,500    Genzyme Corp. ...............................       2,854,490
                                                                ------------
                                                                   3,237,390
                                                                ------------
               CHEMICALS -- 3.94%
    974,300    Lyondell Chemical Co. .......................      16,095,436
                                                                ------------

               CONSULTING SERVICES -- 0.03%
     15,807    chinadotcom Corp. - Class A .................         114,443
                                                                ------------

               COMMERCIAL SERVICES -- 0.40%
    178,725    Kforce, Inc. ................................       1,637,121
                                                                ------------

               DIVERSIFIED FINANCIALS -- 3.27%
    363,600    J.P. Morgan Chase & Co. .....................      13,395,024
                                                                ------------

               ELECTRONICS -- 2.19%
    156,000    Fisher Scientific International, Inc. .......       8,955,960
                                                                ------------

               HEALTHCARE SERVICES AND PRODUCTS-- 0.52%
     32,500    UnitedHealth Group, Inc. ....................       2,120,625
                                                                ------------

               INTERNET SERVICES -- 0.66%
  1,053,716    Ariba, Inc. .................................       2,297,101
     49,900    Stellent, Inc. ..............................         397,703
                                                                ------------
                                                                   2,694,804

               OIL AND GAS -- 2.93%
    224,900    Kerr-McGee Corp. ............................      11,076,325
     29,200    Pioneer Natural Resources Co. ...............         903,740
                                                                ------------
                                                                  11,980,065
                                                                ------------
               SAVINGS AND LOANS -- 2.58%
    169,380    Commercial Capital Bancorp, Inc. ............       3,113,204
     36,439    First Place Financial Corp. .................         599,057
    314,400    Sovereign Bancorp, Inc. .....................       6,838,200
                                                                ------------
                                                                  10,550,461
                                                                ------------

                               THE ARBITRAGE FUND
                 SCHEDULE OF SECURITIES SOLD SHORT (Continued)
                                  MAY 31, 2004
================================================================================
     SHARES    COMMON STOCKS -- 25.53% (Continued)                   VALUE
--------------------------------------------------------------------------------
               SEMICONDUCTORS -- 4.31%
    810,137    Credence Systems Corp. ......................   $  11,350,019
    295,000    Intersil Corp. - Class A ....................       6,268,750
                                                                ------------
                                                                  17,618,769
                                                                ------------

               TELECOMMUNICATIONS -- 0.86%
    442,287    Tellabs, Inc. ...............................       3,511,759
                                                                ------------

               TOTAL SECURITIES SOLD SHORT
                (Proceeds $104,701,885).....................   $ 104,367,639
                                                               =============


See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        SCHEDULE OF OPEN OPTIONS WRITTEN
                                  MAY 31, 2004
================================================================================
    OPTION                                                          VALUE OF
   CONTRACTS   WRITTEN CALL OPTIONS                                  OPTIONS
--------------------------------------------------------------------------------
               AT&T Wireless Services, Inc.,
      1,250      01/22/05 at $15 .............................   $     3,125
               Conexant Systems, Inc.,
        275      06/19/04 at $5 ..............................         3,437
        900      07/17/04 at $5 ..............................        29,250
               Credence Systems Corp.,
      1,500      06/19/04 at $12.5 ...........................       243,750
               Fisher Scientific International, Inc.,
        955      06/19/04 at $55 .............................       286,500
        150      06/19/04 at $60 .............................         7,125
               Genzyme Corp.,
        150      06/19/04 at $45 .............................        13,500
        150      07/17/04 at $45 .............................        27,000
        300      07/17/04 at $47.5 ...........................        28,500
        300      07/17/04 at $50 .............................        13,500
               IMC Global, Inc.,
      2,303      06/19/04 at $12.5 ...........................        63,333
        200      07/17/04 at $12.5 ...........................        12,000
               Intersil Corp. - Class A,
        600      06/19/04 at $20 .............................        93,000
               Kerr-McGee Corp.,
        700      06/19/04 at $45 .............................       301,000
        775      06/19/04 at $50 .............................        40,688
               Lyondell Chemical Co.,
        375      06/19/04 at $15 .............................        58,125
        400      06/19/04 at $17.5 ...........................         6,000
               Metro-Goldwyn-Mayer, Inc.,
        500      06/19/04 at $12 .............................        18,750
               Mindspeed Technologies, Inc.,
        350      06/19/04 at $5 ..............................        15,750
               Monolithic Systems Technology, Inc.,
      1,750      06/19/04 at $7.5 ............................        30,625
      1,750      07/17/04 at $7.5 ............................        91,875
               Nasdaq-100 Index - Tracking Stock,
      3,000      07/17/04 at $38 .............................       142,500
               Pioneer Natural Resources Co.,
        550      06/19/04 at $30 .............................        70,125
        150      06/19/04 at $35 .............................         1,500
               SafeNet, Inc.,
        250      06/19/04 at $22.5 ...........................        40,625
               Sovereign Bancorp, Inc.,
        577      06/19/04 at $20 .............................       106,745
               Stellent, Inc.,
        500      06/19/04 at $7.5 ............................        33,750

                               THE ARBITRAGE FUND
                  SCHEDULE OF OPEN OPTIONS WRITTEN (Continued)
                                  MAY 31, 2004
================================================================================
     OPTION                                                          VALUE OF
    CONTRACTS  WRITTEN CALL OPTIONS (Continued)                      OPTIONS
--------------------------------------------------------------------------------
               Tellabs, Inc.,
      2,740      06/19/04 at $7.5 ............................   $   164,400
               TiVo, Inc.,
        200      06/19/04 at $7.5 ............................        10,500
               UnitedGlobalCom, Inc. - Class A,
        500      06/19/04 at $7.5 ............................        16,250
               UnitedHealth Group, Inc.,
        575      06/19/04 at $60 .............................       310,500
        830      06/19/04 at $65 .............................       116,200
        190      07/17/04 at $60 .............................       112,100
               Walt Disney Co. (The),
      1,000      07/17/04 at $27.5 ...........................        10,000
                                                                 -----------

               TOTAL WRITTEN CALL OPTIONS ....................   $ 2,522,028
                                                                 ===========

================================================================================
    OPTION                                                           VALUE OF
   CONTRACTS   WRITTEN PUT OPTIONS                                   OPTIONS
--------------------------------------------------------------------------------
               AT&T Wireless Services, Inc.,
      5,000      01/22/05 at $10 .............................   $    87,500
               Cima Labs, Inc.,
        300      06/19/04 at $25 .............................         5,250
               New York Community Bancorp, Inc.,
        750      06/19/04 at $22.5 ...........................        50,625
               Oxford Health Plans, Inc.,
        250      06/19/04 at $50 .............................         1,250
               Walt Disney Co. (The),
        500      07/17/04 at $22.5 ...........................        23,750
                                                                 -----------

               TOTAL WRITTEN PUT OPTIONS......................   $   168,375
                                                                 -----------

               TOTAL OPEN OPTIONS WRITTEN (Premiums
                Received $2,457,627)..........................   $ 2,690,403
                                                                 ===========



See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2004
================================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Arbitrage Funds (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a non-diversified series, which offers two classes of shares. Class R shares and Class I shares commenced operations on September 17, 2000 and October 17, 2003, respectively.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The Funds two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in
the  expenses  to  which  they  are  subject  and  the  investment   eligibility
requirements. Class R shares are subject to an annual distribution fee of up to ..25% of the Fund's average daily net assets allocable to Class R shares, whereas Class I shares are not subject to any distribution fees.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are traded on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of a security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                               THE ARBITRAGE FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                  MAY 31, 2004
================================================================================
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that, effective October 1, 2003, shares of each class are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the year ended May 31, 2004, proceeds from redemption fees total $77,063 in Class R and $18,074 in Class I.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

The tax character of distributions paid during the years ended May 31, 2004 and 2003 was ordinary income.

ALLOCATION BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate shares of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

SHORT POSITIONS - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As

                               THE ARBITRAGE FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                  MAY 31, 2004
================================================================================
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

OPTION TRANSACTIONS - The Fund writes (sells) covered call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                               THE ARBITRAGE FUND
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2004
================================================================================
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following information is computed on a tax basis for each item as of May 31, 2004:

--------------------------------------------------------------------------------
Cost of portfolio investments (including securities
 sold short and written options)                                 $  313,748,475
                                                                 ==============
Gross unrealized appreciation                                    $   12,280,702
Gross unrealized depreciation                                      ( 20,173,927)
                                                                 --------------
Net unrealized appreciation                                         ( 7,893,225)
Net unrealized depreciation on translation of assets
 and liabilities in foreign currencies                                     ( 27)
Undistributed long-term capital gains                                 1,146,280
Undistributed short-term capital gains                               10,777,744
                                                                 --------------
Total distributable earnings                                     $    4,030,772
                                                                 ==============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to the tax deferral of losses on wash sales.

2. INVESTMENT TRANSACTIONS

During the year ended May 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, U.S. government securities, options and short positions, amounted to $959,647,922 and $686,880,161, respectively.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.50% of the Fund's average daily net assets.

Until August 31, 2012, the Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.95% of the Fund's average daily net assets allocable to Class R shares and 1.70% of the Fund's average daily net assets allocable to Class I shares. Accordingly, for the year ended May 31, 2004, the Adviser waived $102,297 of its advisory fee and reimbursed the Fund for $68,873 and $51,079 of Class R and Class I expenses, respectively.

                               THE ARBITRAGE FUND
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2004
================================================================================
3. TRANSACTIONS WITH AFFILIATES (Continued)

Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup fees waived or expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of each class, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. As of May 31, 2004, the Adviser may in the future recoup from the Fund fees waived and expenses reimbursed totaling $639,832, of which $222,249 expires May 31, 2007, $266,412 expires May 31, 2006 and $151,171 expires May 31, 2005.

Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of .15% of the Fund's average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .10% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Certain officers of the Trust are also officers of Ultimus.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per account, subject to a minimum fee of $1,500 per month for each class of shares. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

                               THE ARBITRAGE FUND
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2004
================================================================================
3. TRANSACTIONS WITH AFFILIATES (Continued)

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $3,500, plus an asset based fee equal to .01% of the Fund's average daily net assets up to $500 million and .005% of such assets in excess of $500 million. Additionally, on a monthly basis, Ultimus receives $5 per trade for accounting for portfolio trades in excess of two hundred. In addition, the Fund reimburses certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the "Distributor"), the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commissions or sales loads for providing services to the Fund. The Distributor is an affiliate of Ultimus.

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") for Class R shares, which permits Class R to pay for expenses incurred in the distribution and promotion of Class R shares. Under the Plan, Class R may pay compensation to any broker-dealer with whom the Distributor or the Fund, on behalf of Class R shares, has entered into a contract to distribute Class R shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed .25% annually of the average daily net assets allocable to Class R shares. During the year ended May 31, 2004, the Fund paid Class R distribution expenses of $535,864 pursuant to the Plan.

4.  OPTIONS CONTRACTS

A summary of option contracts written during the year ended May 31, 2004 is as follows:

                                                        OPTION         OPTION
                                                       CONTRACTS      PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at beginning of year...............   11,404    $   915,294
Options written........................................  343,694     31,133,846
Options closed......................................... ( 59,578)   ( 4,805,808)
Options exercised......................................( 111,410)  ( 12,780,115)
Options expired........................................( 150,615)  ( 12,005,590)
                                                       ----------   -----------
Options outstanding at end of year.....................   33,495    $ 2,457,627
                                                       ==========   ===========
--------------------------------------------------------------------------------

                               THE ARBITRAGE FUND
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2004
================================================================================
5.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital transactions for the years shown:

--------------------------------------------------------------------------------
                                                        YEAR          YEAR
                                                       ENDED          ENDED
                                                       MAY 31,        MAY 31,
                                                        2004           2003
--------------------------------------------------------------------------------
CLASS R
Shares sold .....................................    19,944,187     11,593,800
Shares issued in reinvestment of distributions ..       607,024         42,674
Shares redeemed .................................   (12,071,428)    (2,002,360)
                                                    -----------     ----------
Net increase in shares outstanding ..............     8,479,783      9,634,114
Shares outstanding at beginning of year .........    10,644,961      1,010,847
                                                    -----------     ----------
Shares outstanding at end of year ...............    19,124,744     10,644,961
                                                    ===========     ==========


CLASS I
Shares sold .....................................    14,818,551           --
Shares issued in reinvestment of distributions ..       171,224
Shares redeemed .................................    (1,489,330)          --
                                                   ------------   ------------
Net increase in shares outstanding ..............    13,500,445           --
Shares outstanding at beginning of year .........          --             --
                                                   ------------   ------------
Shares outstanding at end of year ...............    13,500,445           --
                                                   ============   ============

--------------------------------------------------------------------------------

                               THE ARBITRAGE FUND
                 NOTES TO THE FINANCIAL STATEMENTS (Continued)
                                  MAY 31, 2004
================================================================================
6.  FOREIGN CURRENCY TRANSLATION
Amounts denominated in or expected to settle in foreign currencies are translated to U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investment from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

7.  CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Arbitrage Funds
New York, New York

     We have audited the accompanying statement of assets and liabilities of The Arbitrage Fund (a series of The Arbitrage Funds), including the portfolio of investments, as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period September 17, 2000 (commencement of operations) through May 31, 2001 have been audited by other auditors, whose report dated July 10, 2001 expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation request we carried out other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund as of May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
July 16, 2004

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                              POSITION HELD              LENGTH OF
TRUSTEE                    ADDRESS                  AGE       WITH THE TRUST             TIME SERVED
--------------------------------------------------------------------------------------------------------
*John S. Orrico, CFA       650 Fifth Avenue          44       President, Secretary,      Since May 2000
                           New York, NY  10019                Treasurer and Trustee

Joel C. Ackerman           295 Central Park West     59       Trustee                    Since May 2000
                           New York, NY 10024

John C. Alvardo            75 Spring Street          44       Trustee                    Since December 2003
                           New York, NY 10012

Jay N. Goldberg            660 Madison Avenue        63       Trustee                    Since May 2000
                           New York, NY  10021

Matthew Hemberger          650 Fifth Avenue          44       Vice President             Since March 2004
                           New York, NY 10019

* Mr.  Orrico is an  "interested  person"  of the Trust  within  the  meaning of
Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John S. Orrico is General Partner of the Adviser. Prior to January 2000, he was Portfolio Manager to private trusts and entities at Lindemann Capital Partners, L.P. (a financial management firm).

Joel C. Ackerman is currently a private investor. During 2003, he was a Partner in Crossroads Investments LP and a Partner with LRL Capital (hedge fund). Prior to September 2002, he was a Partner of Ardsley Partners (hedge fund).

John C. Alvardo is a Managing Member of Power Capital Partners, LLC which is a financial advisory and consulting firm. From 1995 to 2000, he was senior Vice President, Co-Founder and Partner of Stratum Group LP, which is private a equity investment firm.

Jay N. Goldberg is General Partner of Hudson Ventures (a venture capital company).

Matthew Hemberger is Chief Compliance Officer of the Adviser. Prior to March 2001, he was an Analyst, Assistant Portfolio Manager, and CFO at Lindemann Capital Partners, L.P.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                        A SERIES OF THE ARBITRAGE FUNDS


                    ADVISER   WATER ISLAND CAPITAL, LLC
                              650 Fifth Avenue, 6th Floor
                              New York, NY  10019

                DISTRIBUTOR   ULTIMUS FUND DISTRIBUTORS, LLC
                              135 Merchant Street, Suite 230
                              Cincinnati, OH 45246

             TRANSFER AGENT   ULTIMUS FUND SOLUTIONS, LLC
                              135 Merchant Street, Suite 230
                              Cincinnati, OH 45246

                  CUSTODIAN   MELLON BANK, N.A.
                              One Mellon Bank Center
                              Pittsburgh, PA 15258





A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's website at http:/www.sec.gov.

APPENDIX A
--------------------------------------------------------------------------------


                THE ARBITRAGE FUNDS AND WATER ISLAND CAPITAL, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The Arbitrage Funds (the "Fund") and Water Island Capital, LLC (the "Adviser") intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients' investments.

The Fund's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for the Fund are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

ELECTION OF THE BOARD OF DIRECTORS

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose "poison pills" on its shareholders or adopt multiple classes of stock.

APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options

     o Ability to issue options with an exercise price below the stock's current market price.

     o    Ability to issue reload options.

     o    Automatic share replenishment ("evergreen") feature.


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We will  support  measures  intended to increase  long-term  stock  ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o Requiring stock acquired through option exercise to be held for a certain period of time.

     o    Using  restricted  stock  grants  instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CORPORATE AND SOCIAL POLICY ISSUES

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

PROXY VOTING PROCESS

Proxy voting is subject to the supervision of John S. Orrico. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.



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